                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-05083

           VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 Madison Avenue, New York, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: JUNE 30, 2012

Item 1. Report to Shareholders

SEMI-ANNUAL REPORT

JUNE 30, 2012

(unaudited)

        Van Eck VIP Trust

                 Van Eck VIP Emerging Markets Fund

Van Eck VIP Emerging Markets Fund

Management Discussion	1

Top Ten Equity Holdings	5

Explanation of Expenses	6

Schedule of Investments	7

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements	14

Approval of Advisory Agreement	18

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings and the Fund’s performance, and the views of the investment team members are as of June 30, 2012 and are subject to change.

VAN ECK VIP EMERGING MARKETS FUND

Dear Shareholder:

The Initial Class shares of the Van Eck VIP Emerging Markets Fund (the “Fund”) advanced 8.08% for the six months ended June 30, 2012. The Fund outperformed its benchmark index, the MSCI Emerging Markets (MSCI EM) Index1, which gained 4.12%. The MSCI EM Index is dominated by large-cap emerging market stocks. The Fund also outpaced the MSCI EM Small Cap Index2, which rose 7.39%, for the same period. Additionally, we would like to note that for the three-year period ended June 30, 2012, the Fund gained 11.86%, outperforming the 10.10% gain of the MSCI EM Index and the 11.42% gain of the MSCI EM Small Cap Index.

As emerging market fund managers, we do not claim specialist knowledge on the inner workings of the European political and economic establishment. Instead, we focus our efforts on the search for investments that capitalize on sustainable, long-term structural growth themes within emerging markets. The vicissitudes of global markets and swings in investor sentiment can make this challenging at times, as the shorter-term “risk on/risk off” trades seem to dominate. However, the Fund’s portfolio is built employing a bottom-up process and is designed with a “growth at a reasonable price” (GARP) discipline. We find that some of the best opportunities over the long term can be found among the mid-cap and small-cap companies in emerging markets. We also know that smaller capitalization “GARPy” stocks can be among the hardest hit in times of market stress. Consequently, after a strong first calendar quarter, we built up a larger Fund position in cash, anticipating some potential market weakness. We regard that cash position as tactical rather than defensive in that it provides us with the ability to buy into companies we admire at prices that make sense to us, following any market ructions. Indeed, this strategy held us in good stead during the latter months of the semi-annual period, supporting the Fund’s outperformance of its benchmark index.

Strategy Review

By region*, Emerging Europe, Middle East and Africa (EMEA), as measured by the MSCI EM EMEA Index3, performed best with a six-month return of 6.49%. In fact, two of the Fund’s top performing holdings during the semi-annual period were Turkish stocks-gold producer Koza Altin Isletmeleri (known as Kozal) (0.8% of Fund net assets†) and bank Turkiye Halk Bankasi (1.1% of Fund net assets†). Elsewhere in EMEA, the Fund benefited from competing takeover offers for Cove Energy (position sold as of June 30), an African energy play. As for Russia, we think its discount to the rest of the emerging markets during the semi-annual period was excessive, and thus we intend to maintain the Fund’s overweighting there.

Emerging Asia*, as measured by the MSCI EM Asia Index4, was the second best performing region, gaining 5.14%, led by the Association of Southeast Asian Nations (ASEAN) markets. The irony is that the best performers—Thailand and the Philippines—were among those most severely afflicted by the Asian crisis of 1998. Although the Fund allocated 8.9% of its assets to this region, we found many individual stocks to be very pricey. In fact, the markets of Indonesia and the Philippines were trading at the end of the semi-annual period at substantial premiums to the rest of the emerging markets. Some of this, in our view, was justified. For instance, both Indonesia and the Philippines have attractive demographic profiles, with young populations and significant numbers entering the workforce in the coming years. But we were unwilling to pay the large premiums the market demanded for stocks in certain sectors of those countries. In northern Asia, there was not, in our opinion, much to choose from among the equity markets during the semi-annual period. The Fund did benefit from its sizable weighting in South Korea-based consumer electronics giant Samsung Electronics (5.5% of Fund net assets†). The economic benefit in the technology hardware industry would appear to be increasingly concentrated in two camps, Apple (not owned by Fund) and Samsung Electronics. The Fund has maintained a substantial position in Samsung Electronics for some time now, seeking to capitalize on its status as the largest smartphone manufacturer in the world. A number of the Fund’s poorer performing holdings were in China. However, it is a bit of a stretch to draw macro conclusions from this, as the principal reasons for the underperformance here would appear to be stock specific. For example, one of the biggest detractors from the Fund’s performance during the semi-annual period was EVA Precision (0.3% of Fund net assets†), a stock that had previously performed quite well. EVA Precision is a maker of precise plastic bits that fit into copiers and printers. The company suffered during the semi-annual period as it became apparent that incremental orders from its client base were biased toward lower margin printers at the same time the company was investing heavily to make inroads into the automotive parts business.

The Latin American region*, as measured by the MSCI EM Latin America Index5, was the poorest performer, posting a return of -0.35% during the semi-annual period. Brazil was the real culprit here. Brazilian currency and stocks were weak as sluggish economic growth and weak commodity prices took their toll. In addition, the increasingly “statist” bias to corporate governance at Brazil’s two largest companies, Petrobras (position sold as of June 30) and Vale (0.7% of Fund net assets†), did not help. The smaller markets of Colombia and Peru generated more credible performance. Mexico also performed well, benefiting from relatively stable economics.

VAN ECK VIP EMERGING MARKETS FUND

Market Outlook

Looking ahead, the one thing we can say about Europe is that there will continue to be uncertainty. There is such a wide range of routes to some very different destinations that it is hard to confidently predict the actual course. The extended and difficult decision making process in Europe has added prolonged uncertainty to the process, and markets are notoriously impatient. Being grizzled veterans of the emerging markets space, including living in Asia during the Asian crisis, we do have some perspective on country crisis and default, catharsis and redemption. However, the experience then was really a story of more discrete proportions. By this we mean that the sovereign nations could use a full range of tools, including default and currency depreciation, allied with International Monetary Fund (IMF) support, to deal with the situation. Also, the Asian crisis took place against a backdrop of reasonable global economic growth and when the affected countries were simply not as important. In contrast, the current European situation is taking place within the context of increasingly weak global demand. Further, after a decent start to 2012, the economic data emanating from the United States has been surprising to the downside. China, too, has been experiencing weak economic growth by its recent standards.

But the sky has not fallen yet. We can see a route where the present, dysfunctional monetary system that is the euro strengthens, survives and retains its status as a credible reserve currency. We believe most commentators would agree such a route involves a much higher degree of federalism, fiscal and political. The real question may be whether there is the political will to achieve this within an acceptable time frame. As specialists in emerging markets, we have to be principally concerned about two forms of transition mechanisms. First is weaker demand for goods, which affects both the commodity exports of Russia, Latin America and Africa and the finished good exports of Asia and Turkey. Second is the effect of a diminished appetite for cross-border financing from European banks. In both respects, the most obvious victims are those countries on the fringe of core Europe—Poland, Hungary, the Czech Republic and the Balkans. These are smaller markets in the context of the global emerging market landscape, but significant enough. Commodity prices have already felt the effect of lower global aggregate demand and in a number of cases are really being supported by the elevated cost curve of producers. Cross-border financing, although appearing to have cooled, was still at levels during the semi-annual period, particularly in Asia, that were elevated compared to a few years ago. In principle, regional and country banks, such as HSBC (not owned by Fund) and Standard Chartered (not owned by Fund), can likely fill the void, but the process may not be smooth. So Europe matters and must be closely monitored.

China also remains a major factor in our view ahead for the emerging markets. The pervasive skepticism about Chinese economic prospects prevalent in the fall of 2011 lifted somewhat toward the end of the year but returned in the last few months of the semi-annual period. We concede that economic numbers in April and May out of China were disappointing. However, in our view, they do not indicate some sort of collapse into a “hard landing,” however that may be defined. We are absolutely aware of the medium-term challenges China faces with respect to a number of necessary structural changes in credit markets, local government financing, capital account management and greater democracy, both formal and informal. But in the immediate future, China has the funds available and levers necessary to effectively stimulate its economy to achieve a reasonable growth rate in the range of 7.5% to 8%. We feel fairly confident about a mild rebound in China’s economic growth during the second half of 2012, driven by domestic demand. We also can foresee a situation where some of its reforms actually stimulate growth in the medium term. For instance, state-owned enterprises generally have ready and cheap access to capital. The private sector, by contrast, is often starved of access to funds through the formal channels. Nevertheless, it is the private sector that has been responsible for virtually all net job creation in China during the last decade—while paying punitive lending rates. As banks liberalize their lending and deposit structures and become comfortable lending deeper into the private sector, we believe such reforms must surely be good for its economy.

In summary, we approach the second half of 2012 in what we consider to be a realistic frame of mind. We are cognizant of significant challenges ahead but also are reasonably confident the pessimistic panorama painted by the biggest bears will not come to pass. That said the second half of 2012 is likely to be what could euphemistically be called “interesting.” We feel there will continue to be volatility in the markets ahead, but we suspect that by the end of the year we may have a good deal more visibility, good or bad, about the European situation. China may have stabilized—and probably increased-its economic growth rate. We also will surely have a better idea of the direction of policy in the U.S. for the next four years. The point is, there may well be less uncertainty, which is really what markets hate. So, despite the current uncertainty, we believe emerging market equities will do reasonably well during the months ahead, albeit in far from a straight path.

Given this backdrop, we are comforted by the emerging market equity valuations available, particularly in comparison with bond yields. In our view, valuations look attractive, notwithstanding some justified skepticism on earnings. We know that companies in emerging markets are much better prepared than they were just a few years ago to withstand hard times, having continued to run very liquid capital structures. If Europe is a slow car crash, then it is one of the slowest we have seen. Having been in the headlines for so long now, individuals and corporations have had plenty of time to tighten their seatbelts and grip the wheel.

We think the best strategy is to continue our disciplined focus on emerging opportunities in the secular growth themes in emerging markets. We expect to be fairly defensive in the composition of the Fund’s portfolio, including having a tactically enhanced cash level. However, we intend to spend our days searching for stocks we believe are implicit in the asset class. The bright side of any modest market dislocations is that we expect to find these situations at compelling valuations. We look forward to the opportunities that challenges ahead may well create.

The Fund is subject to the risks associated with its investments in emerging market securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in debt securities, derivatives, commodity-linked instruments, illiquid securities, asset-backed securities, CMOs and small or mid-cap companies. The Fund is also subject to inflation risk, short-sales risk, market risk, nondiversification risk and leverage risk. Please see the prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Van Eck VIP Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

Investment Team Members:

David A. Semple Portfolio Manager	Edward M. Kuczma Analyst	Angus Shillington Analyst

July 17, 2012

*

All regional and market returns are in U.S. dollar terms (unless otherwise specified), are based on country-specific stock market indices and reflect the reinvestment of any dividends if applicable. All sector returns referenced are also in U.S. dollar terms.

†	All Fund assets referenced are Total Net Assets as of June 30, 2012.

VAN ECK VIP EMERGING MARKETS FUND

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 1.800.826.2333 or by visiting vaneck.com.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life insurance and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company’s charges, fees and expenses for these benefits are not reflected in this report or in the Fund’s performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]

MSCI Emerging Markets Index (MSCI EM), a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, is calculated with dividends reinvested. The Index captures 85% of the publicly traded equities in each industry for 21 emerging markets. The Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

[2]	MSCI EM Small Cap Index is a subset of the MSCI EM Index, which provides an exhaustive representation of the small cap size segment.
[3]

MSCI EM EMEA (Emerging Europe, Middle East and Africa) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Europe, the Middle East & Africa.

[4]	MSCI EM Asia Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the emerging market countries of Asia.
[5]	MSCI EM Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in Latin America.

TOP TEN EQUITY HOLDINGS*
June 30, 2012* (unaudited)

Samsung Electronics Co. Ltd.
(South Korea, 5.5%)
Samsung manufactures a wide range of consumer and industrial electronic equipment and products such as semiconductors, monitors, televisions and home appliances. The company also produces Internet access network systems and telecommunications equipment including mobile phones.

Tencent Holdings Ltd.
(Hong Kong, 2.6%)
Tencent Holdings provides Internet, mobile, and telecommunication value-added services in China. The company has an instant messaging community in China and also provides online advertising services.

China Minsheng Banking Corp. Ltd.
(China, 2.4%)
China Minsheng operates in commercial banking businesses. The bank provides deposit, loan, settlement, discount, financial bond issuance, government bond underwriting and trading, letter of credit, bank guarantee, and other related financial services.

Franshion Properties China Ltd.
(China, 1.9%)
Franshion Properties invests in and develops real estate projects in China.

Dufry A.G.
(Brazil, 1.8%)
Dufry operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the U.S.

Genomma Lab Internacional, S.A. de C.V.
(Mexico, 1.6%)
Genomma Lab develops, markets, sells and distributes over-the-counter drugs and personal care products.

Kunlun Energy Co. Ltd.
(Hong Kong, 1.6%)
Kunlun Energy, through its subsidiaries, explores and produces crude oil and natural gas in China.

Kia Motors Corp.
(South Korea, 1.6%)
Kia Motors manufactures, sells, and exports passenger cars, mini-buses, trucks and commercial vehicles. The company also produces various auto parts.

Sberbank RF
(Russia, 1.6%)
Sberbank is the largest bank in Russia, providing a full range of commercial banking services.

Localiza Rent a Car S.A.
(Brazil, 1.6%)
Localiza Rent a Car rents automobiles. The company owns and franchises locations in Brazil and elsewhere in Latin America. Localiza primarily operates through airport locations. The company also sells used cars and offers fleet management services.

*	Percentage of net assets. Portfolio is subject to change. Company descriptions courtesy of Bloomberg.com.

VAN ECK VIP EMERGING MARKETS FUND

EXPLANATION OF EXPENSES
(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2012 to June 30, 2012.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Van Eck VIP Emerging Markets Fund

		Beginning Account Value January 1, 2012	Ending Account Value June 30, 2012	Expenses Paid During the Period* January 1, 2012 – June 30, 2012

Initial Class	Actual	$1,000.00	$1,080.80	$6.21
	Hypothetical**	$1,000.00	$1,018.90	$6.02

*

Expenses are equal to the Fund’s annualized expense ratio (for the six months ended June 30, 2012), of 1.20% on Initial Class multiplied by the average account value over the period, multiplied by 182 and divided by 366 (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

SCHEDULE OF INVESTMENTS
June 30, 2012 (unaudited)

Number of Shares		Value

COMMON STOCKS: 90.8%
Brazil: 6.6%
162,000	BR Malls Participacoes S.A.	$1,855,116
165,000	BR Properties S.A.	1,946,975
38,400	Cielo S.A.	1,129,535
141,000	International Meal Co. Holdings S.A.	1,298,730
150,000	Localiza Rent a Car S.A.	2,266,617
205,000	Restoque Comercio e Confeccoes de Roupas S.A.	1,049,241

		9,546,214

Canada: 0.8%
55,500	First Quantum Minerals Ltd.	981,240
6,100	Pacific Rubiales Energy Corp.	129,178

		1,110,418

China / Hong Kong: 25.3%
750,000	Baoxin Auto Group Ltd. * #	430,159
1,800,000	Beijing Capital International Airport Co. Ltd. #	1,099,755
300,000	Biostime International Holdings Ltd. #	782,514
2,310,000	Boer Power Holdings Ltd. #	781,225
2,170,000	Brilliance China Automotive Holdings Ltd. * #	1,917,870
1,940,000	China Hongqiao Group Ltd. #	915,510
24,517	China Kanghui Holdings, Inc. (ADR) *	482,985
3,832,000	China Minsheng Banking Corp. Ltd. #	3,431,438
820,000	China Minzhong Food Corp. Ltd. (SGD) * #	379,883
2,360,000	China Qinfa Group Ltd. * #	315,560
4,791,200	EVA Precision Industrial Holdings Ltd. #	393,730
2,740,000	Evergrande Real Estate Group Ltd. #	1,419,031
68,000	Focus Media Holding (ADR)	1,596,640
9,300,000	Franshion Properties China Ltd. #	2,824,794
745,000	Galaxy Entertainment Group Ltd. * #	1,872,360
2,380,000	Greatview Aseptic Packaging Co. Ltd. * #	1,254,645
1,300,000	Haier Electronics Group Co. Ltd. * #	1,573,157
1,446,000	Kunlun Energy Co. Ltd. #	2,333,250
113,000	Noah Holdings Ltd. (ADR)	555,960
753,181	Noble Group Ltd. (SGD) #	672,989
21,305,000	REXLot Holdings Ltd. #	1,526,162
1,580,000	Sitoy Group Holdings Ltd. * #	704,949
1,585,000	Techtronic Industries Co. #	2,012,453
129,000	Tencent Holdings Ltd. #	3,809,533
10,233,000	Tiangong International Co. Ltd. #	2,042,661
2,475,000	Trinity Ltd. #	1,567,849

		36,697,062

India: 2.9%
1,713,606	Hirco Plc (GBP) * #	1,116,608
61,000	Jammu & Kashmir Bank Ltd. #	1,092,143
43,000	Larsen & Toubro Ltd. #	1,084,709
115,000	Phoenix Mills Ltd. #	366,605
85,000	Yes Bank Ltd. #	519,218

		4,179,283

Number of Shares		Value

Indonesia: 2.3%
1,750,000	Ace Hardware Indonesia Tbk PT #	$948,201
4,700,000	Tower Bersama Infrastructure Tbk PT * #	1,646,526
335,000	United Tractors Tbk #	770,785

		3,365,512

Israel: 0.1%
182,500	Queenco Leisure International Ltd. (GDR) * # § Reg S 144A	93,112

Mexico: 1.6%
1,182,200	Genomma Lab Internacional, S.A. de C.V. *	2,335,208

Mongolia: 0.8%
1,980,000	Mongolian Mining Corp. (HKD) * #	1,126,140

Nigeria: 0.5%
11,000,000	First Bank of Nigeria Plc	737,389

Panama: 1.0%
18,300	Copa Holdings S.A. (Class A) (USD)	1,509,384

Philippines: 1.5%
19,400,000	Megaworld Corp. Warrants (PHP 1.00, expiring 12/14/14) *	543,301
465,000	Security Bank Corp. #	1,579,928

		2,123,229

Portugal: 0.5%
45,000	Jeronimo Martins, SGPS, S.A. #	760,805

Russia: 6.6%
58,800	Eurasia Drilling Co. Ltd. (GDR) Reg S	1,499,400
109,900	Globaltrans Investment Plc (GDR) Reg S	1,985,113
210,000	LSR Group (GDR) Reg S	904,752
36,000	Lukoil OAO (ADR) * #	2,017,378
24,000	Nomos-Bank * #	541,038
29,000	Nomos-Bank (GDR) * Reg S	349,052
857,000	Sberbank RF #	2,292,356

		9,589,089

Singapore: 1.9%
1,330,000	CSE Global Ltd. #	835,473
1,297,727	Olam International Ltd. #	1,879,557

		2,715,030

South Africa: 3.8%
325,000	African Bank Investments Ltd. #	1,446,534
75,000	African Rainbow Minerals Ltd. #	1,528,578
49,000	Imperial Holdings Ltd. #	1,034,296
37,000	Sasol Ltd. #	1,560,745

		5,570,153

South Korea: 10.3%
7,300	E-Mart Co. Ltd. #	1,602,310
7,000	Hyundai Mobis Co. Ltd. #	1,696,772
35,000	Kia Motors Corp. #	2,306,839
5,350	Lotte Shopping Co. * #	1,462,708
7,530	Samsung Electronics Co. Ltd. #	7,974,169

		15,042,798

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS
(continued)

Number of Shares		Value

Switzerland: 1.8%
22,000	Dufry A.G. * #	$2,666,589

Taiwan: 6.8%
1,690,000	Advanced Semiconductor Engineering, Inc. #	1,387,301
127,000	Catcher Technology Co. Ltd. #	857,195
845,000	Chailease Holding Co. Ltd. #	1,234,406
495,000	Lumax International Corp. Ltd. #	1,084,831
1,000,000	Pegatron Corp. #	1,319,316
770,888	Taiwan Hon Chuan Enterprise Co. Ltd. #	1,736,510
570,000	Taiwan Surface Mounting Technology Co. Ltd. #	1,161,363
673,200	Uni-President Enterprises Corp. #	1,085,274

		9,866,196

Thailand: 3.2%
100,000	Kasikornbank PCL #	515,636
334,000	Kasikornbank PCL NVDR #	1,722,224
3,500,000	Minor International PCL NVDR #	1,557,870
705,000	Tisco Financial Group PCL NVDR #	863,776

		4,659,506

Turkey: 4.1%
80,000	Bizim Toptan Satis Magazalari A.S. #	1,118,354
400,000	Dogus Otomotiv Servis ve Ticaret A.S. #	1,237,502
61,000	Koza Altin Isletmeleri A.S. #	1,179,293
250,000	Tekfen Holding A.S. #	916,732
200,000	Turkiye Halk Bankasi A.S. #	1,569,100

		6,020,981

United Kingdom: 5.4%
1,145,000	Afren Plc * #	1,861,252
111,000	African Minerals Ltd. * #	551,297
108,000	Bank of Georgia Holdings Plc	1,811,536
1,990,000	Bellzone Mining Plc * #	545,397
116,000	Ophir Energy Plc * #	1,052,990
1,241,296	Raven Russia Ltd. #	1,120,790
102,000	Zhaikmunai LP (GDR) * Reg S	867,000

		7,810,262

Number of Shares		Value

United States: 3.0%
20,800	Coach, Inc.	$1,216,384
15,900	Cummins, Inc.	1,540,869
40,300	First Cash Financial Services, Inc. *	1,618,851

		4,376,104

Total Common Stocks (Cost: $129,727,748)		131,900,464

PREFERRED STOCKS: 2.5%
Brazil: 1.4%
225,000	Banco ABC Brasil S.A. *	1,069,828
49,064	Vale S.A.	956,608

		2,026,436

Russia: 1.1%
1,080	AK Transneft OAO #	1,575,446

Total Preferred Stocks (Cost: $3,806,479)		3,601,882

MONEY MARKET FUND: 4.8% (Cost: $6,989,392)
6,989,392	AIM Treasury Portfolio - Institutional Class	6,989,392

Total Investments: 98.1% (Cost: $140,523,619)		142,491,738
Other assets less liabilities: 1.9%		2,694,904

NET ASSETS: 100.0%		$145,186,642

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
PHP	Philippine Peso
SGD	Singapore Dollar
USD	United States Dollar

*	Non-income producing
#

Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $103,265,454 which represents 71.1% of net assets.

§	Illiquid Security — the aggregate value of illiquid securities is $93,112 which represents 0.1% of net assets.
Reg S

Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

144A

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $93,112, or 0.1% of net assets.

See Notes to Financial Statements

Restricted securities held by the Fund as of June 30, 2012 are as follows:

Security	Acquisition Date	Number of Shares	Acquisition Cost	Value	% of Net Assets

Queenco Leisure International Ltd. (GDR) 144A	07/03/2007	182,500	$3,490,971	$93,112	0.1%

Summary of Investments by Sector (unaudited)	% of Investments	Value

Basic Materials	7.4%	$10,576,889
Communications	5.0	7,052,699
Consumer, Cyclical	21.7	30,975,353
Consumer, Non-cyclical	7.8	11,102,378
Diversified	1.8	2,624,017
Energy	8.7	12,462,034
Financial	23.5	33,429,534
Industrial	12.0	17,082,499
Technology	7.2	10,196,943
Money Market Fund	4.9	6,989,392

	100.0%	$142,491,738

The summary of inputs used to value the Fund’s investments as of June 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value

Common Stocks
Brazil	$9,546,214	$—	$—	$9,546,214
Canada	1,110,418	—	—	1,110,418
China / Hong Kong	2,635,585	34,061,477	—	36,697,062
India	—	4,179,283	—	4,179,283
Indonesia	—	3,365,512	—	3,365,512
Israel	—	93,112	—	93,112
Mexico	2,335,208	—	—	2,335,208
Mongolia	—	1,126,140	—	1,126,140
Nigeria	737,389	—	—	737,389
Panama	1,509,384	—	—	1,509,384
Philippines	543,301	1,579,928	—	2,123,229
Portugal	—	760,805	—	760,805
Russia	4,738,317	4,850,772	—	9,589,089
Singapore	—	2,715,030	—	2,715,030
South Africa	—	5,570,153	—	5,570,153
South Korea	—	15,042,798	—	15,042,798
Switzerland	—	2,666,589	—	2,666,589
Taiwan	—	9,866,196	—	9,866,196
Thailand	—	4,659,506	—	4,659,506
Turkey	—	6,020,981	—	6,020,981
United Kingdom	2,678,536	5,131,726	—	7,810,262
United States	4,376,104	—	—	4,376,104
Preferred Stocks
Brazil	2,026,436	—	—	2,026,436
Russia	—	1,575,446	—	1,575,446
Money Market Fund	6,989,392	—	—	6,989,392

Total	$39,226,284	$103,265,454	$—	$142,491,738

During the period transfers of securities from Level 1 to Level 2 were $1,179,293. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (unaudited)

Assets:
Investments, at value (Cost $140,523,619)	$142,491,738
Cash	223,701
Foreign currency (Cost $1,360,084)	1,353,161
Receivables:
Investments sold	3,129,715
Shares of beneficial interest sold	67,131
Dividends and interest	451,037

Total assets	147,716,483

Liabilities:
Payables:
Investments purchased	1,911,362
Shares of beneficial interest redeemed	142,219
Due to Adviser	117,699
Deferred Trustee fees	31,235
Accrued expenses	327,326

Total liabilities	2,529,841

NET ASSETS	$145,186,642

Initial Class Shares:
Net Assets	$145,186,642

Shares of beneficial interest outstanding	12,914,491

Net asset value, redemption and offering price per share	$11.24

Net Assets consist of:
Aggregate paid in capital	$141,487,269
Net unrealized appreciation	1,692,646
Undistributed net investment income	411,554
Accumulated net realized gain	1,595,173

$145,186,642

See Notes to Financial Statements

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2012 (unaudited)

Income:
Dividends (net of foreign taxes withheld of $160,552)		$1,786,350

Total income		1,786,350

Expenses:
Management fees	$793,976
Transfer agent fees – Initial Class Shares	17,300
Transfer agent fees – Class R1 Shares (a)	4,628
Custodian fees	88,798
Professional fees	25,262
Reports to shareholders	21,400
Insurance	1,690
Trustees’ fees and expenses	6,552
Other	2,425

Total expenses	962,031

Net investment income		824,319

Net realized gain (loss) on:
Investments (net of foreign taxes of $75,084)		2,279,546
Foreign currency transactions and foreign denominated assets and liabilities		(232,804)

Net realized gain		2,046,742

Change in net unrealized appreciation on:
Investments (net of foreign taxes of $112,336)		9,263,132
Foreign currency transactions and foreign denominated assets and liabilities		44,973

Change in net unrealized appreciation		9,308,105

Net Increase in Net Assets Resulting from Operations		$12,179,166

(a)	The Fund closed Class R1 Shares as of April 30, 2012 (See Note 1).

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012	Year Ended December 31, 2011

	(unaudited)

Operations:
Net investment income	$824,319	$684,322
Net realized gain	2,046,742	5,236,533
Net change in unrealized appreciation (depreciation)	9,308,105	(59,868,114)

Net increase (decrease) in net assets resulting from operations	12,179,166	(53,947,259)

Dividends to shareholders from:
Net investment income
Initial Class Shares	—	(1,591,228)
Class R1 Shares	—	(580,716)

Total dividends	—	(2,171,944)

Share transactions*:
Proceeds from sale of shares
Initial Class Shares	18,726,551	39,907,355
Class R1 Shares	2,243,896	4,532,179

	20,970,447	44,439,534

Transfer from conversion (a)
Initial Class Shares	43,797,702	—
Class R1 Shares	(43,797,702)	—

	—	—

Reinvestment of dividends
Initial Class Shares	—	1,591,228
Class R1 Shares	—	580,716

	—	2,171,944

Cost of shares redeemed
Initial Class Shares	(30,685,709)	(67,822,490)
Class R1 Shares	(1,994,139)	(19,291,164)
Redemption fees	2,003	10,799

	(32,677,845)	(87,102,855)

Net decrease in net assets resulting from share transactions	(11,707,398)	(40,491,377)

Total increase (decrease) in net assets	471,768	(96,610,580)

Net Assets:
Beginning of period	144,714,874	241,325,454

End of period (including undistributed (accumulated) net investment income (loss) of $411,554 and ($412,765), respectively)	$145,186,642	$144,714,874

* Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

Initial Class Shares:
Shares sold	1,596,699	3,016,664
Shares transferred (a)	3,523,548	—
Shares reinvested	—	117,694
Shares redeemed	(2,622,800)	(5,202,123)

Net increase (decrease)	2,497,447	(2,067,765)

Class R1 Shares:
Shares sold	183,963	362,425
Shares transferred (a)	(3,526,385)	—
Shares reinvested	—	42,984
Shares redeemed	(164,472)	(1,485,381)

Net decrease	(3,506,894)	(1,079,972)

(a)	At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all outstanding Class R1 Shares were converted to Initial Class Shares.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

	Initial Class Shares

	For the Six Months Ended June 30, 2012
			Year Ended December 31,
			2011	2010		2009		2008	2007

	(unaudited)
Net asset value, beginning of period	$10.40		$14.14	$11.22		$5.89		$27.71	$24.98

Income from investment operations:
Net investment income	0.07		0.05 (e)	0.01		0.04		0.07	0.12
Net realized and unrealized gain (loss) on investments	0.77		(3.66)	2.93		5.83		(12.20)	7.47
Payment by the Adviser	—		—	—		0.04	(c)	—	—

Total from investment operations	0.84		(3.61)	2.94		5.91		(12.13)	7.59

Less dividends and distributions from:
Net investment income	—		(0.13)	(0.07)		(0.01)		—	(0.12)
Net realized gains	—		—	—		(0.57)		(9.69)	(4.74)

Total dividends and distributions	—		(0.13)	(0.07)		(0.58)		(9.69)	(4.86)

Settlement payments from unaffiliated third parties	—		—	0.05	(d)	—		—	—

Redemption fees	—	(b)	— (b)	—	(b)	—	(b)	— (b)	— (b)

Net asset value, end of period	$11.24		$10.40	$14.14		$11.22		$5.89	$27.71

Total return (a)	8.08	%(f)	(25.74)%	26.84	%(d)	113.17	%(c)	(64.77)%	37.56%

Ratios/Supplemental Data
Net Assets, end of period (000’s)	$145,187		$108,286	$176,522		$166,991		$76,566	$255,052
Ratio of gross expenses to average net assets	1.20	%(g)	1.26%	1.28%		1.22%		1.29%	1.23%
Ratio of net expenses to average net assets	1.20	%(g)	1.26%	1.28%		1.22%		1.29%	1.23%
Ratio of net expenses, excluding interest expense, to average net assets	1.20	%(g)	1.26%	1.28%		1.21%		1.29%	1.23%
Ratio of net investment income to average net assets	1.27	%(g)	0.36%	0.17%		0.49%		0.53%	0.45%
Portfolio turnover rate	51	%(f)	95%	96%		68%		45%	80%

(a)

Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

(b)	Amount represents less than $0.005 per share
(c)	For the year ended December 31, 2009, 0.70% of the total return representing $0.04 per share, consisted of a reimbursement by the Adviser for an investment loss.
(d)	For the year ended December 31, 2010, the Fund received settlement payments from unaffiliated third parties which represented 0.46% of the Initial Class Shares total return.
(e)	Calculated based upon average shares outstanding.
(f)	Not annualized.
(g)	Annualized.

See Notes to Financial Statements

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
June 30, 2012 (unaudited)

Note 1—Fund Organization—Van Eck VIP Trust, (the “Trust”), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 7, 1987. The Van Eck VIP Emerging Markets Fund, (the “Fund”) is a non-diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers a single class of shares: Initial Class Shares. At the close of business on April 30, 2012, the Fund closed the Class R1 Shares and all Class R1 Shares outstanding were converted to Initial Class Shares.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

A.

Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Fund’s Board of Trustee, the Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets. Securities for which quotations are not available are stated at fair value as determined by a Pricing Committee of Van Eck Associates Corporation (the “Adviser”) appointed by the Board of Trustees. Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value for these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. GAAP establishes a fair value hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assumes the financial instrument were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

	Level 1 –	Quoted prices in active markets for identical securities.

	Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

	Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs and the levels used to value the Fund’s investments as well as a table that reconciles the valuation of the Fund’s Level 3 investments, if applicable, is located in the Schedule of Investments.

B.

Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.

Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains and losses from foreign currency transactions.

D.

Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.

Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund’s Schedule of Investments.

F.

Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment.

G.

Use of Derivative Instruments—The Fund may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivatives instruments and hedging activities. The Fund had no derivative instruments outstanding during the period ended June 30, 2012.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts are included in realized gain (loss) on forward foreign currency contracts and foreign currency transactions. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund had no outstanding forward foreign currency contracts during the period ended June 30, 2012.

H.

Other—Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend on foreign securities are recorded when the Fund is informed of such dividends. Realized gains and losses are calculated on the specific identified cost basis. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. The Fund received regulatory settlement payments during 2010 from unaffiliated third parties which is included in the Financial Highlights. The Fund received redemption fees from Class R1 Shares prior to its closing on April 30, 2012. These amounts are reflected in the Financial Highlights.

Income, expenses (excluding class-specific expenses) and realized/ unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

VAN ECK VIP EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS
(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2013, to waive management fees and/or assume expense excluding interest, taxes, and extraordinary expenses exceeding 1.50% for the Fund. For the period ended June 30, 2012, no management fees were waived nor were any expenses assumed by the Adviser. Certain of the officers and trustees of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation, the distributor.

Note 4—Investments—For the period ended June 30, 2012, the cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $75,952,198 and $87,008,955, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at June 30, 2012 was $141,138,583 and net unrealized appreciation aggregated $1,353,155 of which $21,094,422 related to appreciated securities and $19,741,267 related to depreciated securities.

The tax character of dividends and distributions paid to shareholders were as follows:

Year Ended December 31, 2011

Ordinary income	$2,171,944

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

During the year ended December 31, 2011, the Fund utilized $1,114,117 of capital loss carryovers. The remainder of the capital loss carryover of $216,291 expires on December 31, 2017.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (tax years ended December 31, 2008-2011), or expected to be taken in the Fund’s current tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

At June 30, 2012, the aggregate shareholder accounts of three insurance companies own approximately 74%, 6%, and 6% of the Initial Class Shares.

Note 7—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Van Eck Funds (another registered investment company managed by the Adviser) as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 8—Bank Line of Credit—The Trust may participate with Van Eck Funds (collectively the “VE/VIP Funds”) in a $20 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. The VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. The loan balance during the 1 day period for which a loan was outstanding amounted to $626,840 and the interest rate was 1.42%. At June 30, 2012, the Fund had no outstanding borrowings under the Facility.

Note 9—Custodian Fees—The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the period ended June 30, 2012, there were no offsets of custodial fees.

Note 10—Securities Lending—To generate additional income, the Fund may lend its securities pursuant to a securities lending agreement with State Street Bank & Trust Co., the securities lending agent and also the Fund’s custodian. During the period ended June 30, 2012, there was no securities lending activity.

Note 11—Recent Accounting Pronouncements—In December 2011, the Financial Accounting Standard Board issued Accounting Standards Update No. 2011-11, Balance Sheet (Topic 210) Disclosures about Offsetting Assets and Liabilities, which requires an entity to make additional disclosures about offsetting assets and liabilities and related arrangements. The new guidance seeks to enhance disclosures by requiring improved information about financial instruments and derivative instruments that are either: (1) offset in according with GAAP, or (2) subject to enforceable master netting arrangement or similar agreement, irrespective of whether they are offset in accordance with GAAP. The new guidance is effective for periods beginning on or after January 1, 2013. Management is currently evaluating the implications of this change and its impact on the Funds’ financial statements.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

VAN ECK VIP EMERGING MARKETS FUND

APPROVAL OF ADVISORY AGREEMENT

Approval of Advisory Agreement

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser may be entered into only if it is approved, and may continue in effect from year to year after an initial two-year period only if its continuance is approved, at least annually, by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund as defined in the 1940 Act, cast in person at a meeting called for the purpose of considering such approval. On June 29, 2012, the Board of Trustees (the “Board”) of Van Eck VIP Trust (the “Trust”), which is comprised exclusively of trustees who are not “interested persons” of the Trust, voted to approve continuation of the existing advisory agreement for the Fund. Information regarding the material factors considered and related conclusions of the Board in approving continuation of the agreement for the Fund is set forth below.

In considering the renewal of the Fund’s investment advisory agreement with Van Eck Associates Corporation (the “Adviser”), the Board reviewed and considered information that had been provided by the Adviser throughout the year at regular Board meetings, as well as information requested by the Board and furnished by the Adviser for the meetings of the Board held on May 25, 2012 and June 28 and 29, 2012 to specifically consider the renewal of the Fund’s investment advisory agreement. This information included, among other things, the following:

▪	Information about the overall organization of the Adviser and the Adviser’s short-term and long-term business plan with respect to its mutual fund operations;

▪	The Adviser’s consolidated financial statements for the past three fiscal years;

▪	A description of the advisory agreement with the Fund, its terms and the services provided thereunder;

▪

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

▪

Presentations by the Adviser’s key investment personnel with respect to the Adviser’s investment strategies and general investment outlook in relevant markets, and the resources available to support the implementation of such investment strategies;

▪

A report prepared by an independent consultant comparing the Fund’s investment performance with respect to a representative class of shares of the Fund (including standard deviations and Sharpe ratios) for the one-, three-, five-and ten-year periods ended March 31, 2012 with those of (i) a universe of funds selected by the independent consultant with similar portfolio holding characteristics and the same share class and operational characteristics as the Fund (the “Category”) and (ii) a sub-group of funds selected from the Category by the independent consultant with similar investment style, expense structure and asset size as the Fund (the “Peer Group”);

▪

A report prepared by an independent consultant comparing the advisory fees and other expenses with respect to a representative class of shares of the Fund during its fiscal year ended December 31, 2011 with those of (i) the Category and (ii) the Peer Group;

▪	An analysis of the profitability of the Adviser with respect to the services it provides to the Fund and the Van Eck complex of mutual funds as a whole;

▪

Information regarding other accounts and investment vehicles managed by the Adviser, including the types of accounts, the fees charged by the Adviser for managing the accounts, the material differences between the nature of services provided for the Fund as compared to the other accounts, the other accounts investment strategies, the net assets under management in each such account and vehicle, and the individuals that are performing investment management functions with respect to each such account and vehicle;

▪

Information concerning the Adviser’s compliance program, the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Fund, and reports regarding a variety of compliance-related issues;

▪	Information with respect to the Adviser’s brokerage practices, including the benefits received by the Adviser from research acquired with soft dollars; and

▪	Other information provided by the Adviser in its response to a comprehensive questionnaire prepared by independent legal counsel on behalf of the Independent Trustees.

In considering whether to approve the investment advisory agreement, the Board evaluated the following factors: (1) the quality, nature, cost and character of the investment management as well as the administrative and other non-investment management services provided by the Adviser and its affiliates; (2) the nature, quality and extent of the services performed by the Adviser in interfacing with, and monitoring the services performed by, third parties, such as the Fund’s custodian, transfer agent, sub-accounting agent and independent auditors, and the Adviser’s commitment and efforts to review the quality and pricing of third party service providers to the Fund with a view to reducing non-management expenses of the Fund; (3) the terms of the advisory agreement and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein; (4) the Adviser’s willingness to reduce the cost of the Fund to shareholders from time to time by means of waiving a portion of its advisory fees or paying expenses of the Fund or by reducing fees from time to time; (5) the services, procedures and processes used to determine the value of Fund assets, and the actions taken to monitor and test the effectiveness of such services, procedures and processes; (6) the ongoing efforts of, and resources devoted by, the Adviser with respect to the development of a comprehensive compliance program and written compliance policies and procedures, and the implementation of recommendations of independent consultants with respect to a variety of compliance issues; (7) the responsiveness of the Adviser and its affiliated companies to inquiries from, and examinations by, regulatory agencies such as the Securities and Exchange Commission; (8) the Adviser’s record of compliance with its policies and procedures; and (9) the ability of the Adviser to attract and retain quality professional personnel to perform investment advisory and administrative services for the Fund.

The Board considered the fact that the Adviser is managing other investment products and vehicles, including exchange-traded funds, hedge funds and separate accounts, that invest in the same financial markets and may be managed by the same investment professionals according to a similar investment strategy as the Fund. The Board concluded that the management of these products contributes to the Adviser’s financial stability and is helpful to the Adviser in attracting and retaining quality portfolio management personnel for the Fund. In addition, the Board concluded that the Adviser has established appropriate procedures to monitor conflicts of interest involving the management of the Fund and the other products and for resolving any such conflicts of interest in a fair and equitable manner.

The performance data and the advisory fee and expense ratio data described below for the Fund is based on data for a representative class of shares of the Fund. The performance data is for periods on an annualized basis ended March 31, 2012, and the advisory fee and expense ratio data is as of the Fund’s fiscal year end of December 31, 2011.

In considering the Fund’s performance, the Board noted that the Fund’s annualized returns outperformed those of its Category and Peer Group medians over the three- and ten-year periods, but underperformed those of its Category and Peer Group medians over the one- and five-year periods. The Board concluded that the overall performance of the Fund is satisfactory. With respect to the Fund’s fees and expenses, the Board noted that the Fund’s advisory fee was lower than the median advisory fee of its Category and Peer Group and that the Fund’s total expense ratio, net of waivers or reimbursements, was equal to the median expense ratio of its Peer Group and higher than the median expense ratio of its Category. The Board also noted that the Adviser has agreed to waive or to reimburse expenses through April 2013 to the extent necessary to maintain an agreed upon expense ratio. The Board concluded that the advisory fee charged to the Fund is reasonable.

The Board considered the profits, if any, realized by the Adviser from managing the Fund, in light of the services rendered and the costs associated with providing such services, and concluded that the profits realized by the Adviser from managing the Fund are not excessive. In this regard, the Board also considered the extent to which the Adviser may realize economies of scale as the Fund grows, and whether the Fund’s fee reflects these economies of scale for the benefit of shareholders. The Board concluded that the Adviser does not currently, and is unlikely in the foreseeable future to, realize material benefits from economies of scale and, therefore, the implementation of breakpoints would not be warranted at this time for the Fund.

The Board did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement. Nor are the items described herein all of the matters considered by the Board. Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by the advice of its independent counsel, the Board concluded that the renewal of the investment advisory agreement, including the fee structure (described herein), is in the interests of shareholders, and accordingly, the Board approved the continuation of the advisory agreement for an additional one-year period.

This report must be preceded or accompanied by a Van Eck VIP (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 335 Madison Avenue, New York, NY 10017
Account Assistance:	800.544.4653

vaneck.com

VIPEMSAR

Item 2. CODE OF ETHICS.

     Not applicable.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     No changes.

Item 11. CONTROLS AND PROCEDURES.

(a)  The Chief Executive Officer and the Chief Financial Officer have concluded that the Van Eck VIP Emerging Markets Fund disclosure controls and procedures
     (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Van Eck VIP
     Emerging Markets Fund is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)   There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
      270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VAN ECK VIP TRUST - VAN ECK VIP EMERGING MARKETS FUND

By (Signature and Title) /s/ John J. Crimmins, VP & CFO
                         -----------------------------------
Date   September 4, 2012
      ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date   September 4, 2012
      ------------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                         ----------------------------------------
Date   September 4, 2012
      ------------------